Exhibit 99.2

33.29% LP 1% GP 65.71% LP GTJ REIT, Inc. GTJ GP, LLC GTJ Realty, LP Wu/Lighthouse Portfolio, LLC Partners Farm Springs 49-19 Rockaway 165-25 147th Ave 85-01 24th Ave 114-15 Guy Brewer 23-85 87th St. 612 Wortman 460 Bridgeport 470 Bridgeport 950 Bridgeport 12 Cascade 15 Executive 25 Executive 35 Executive 22 Marsh Hill 8 Slater 269 Lambert 412 Fairview 401 Fieldcrest 404 Fieldcrest 36 Midland 103 Fairview 100-110 Midland 112 Midland 199 Ridgewood 203 Ridgewood 100 American 200 American 300 American 400 American 500 American 466 Bridgeport